UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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SOLITARIO RESOURCES CORPORATION (Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITARIO RESOURCES CORPORATION

Notice of Annual Meeting of Shareholders

To the Shareholders:

          The Annual Meeting of the Shareholders of Solitario Resources Corporation (the "Company") will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Thursday, June 23, 2005 at 10:00 a.m., Mountain Daylight Time, for the following purposes:

1.     To elect five directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualified.

2.     To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, as Solitario's independent registered public accounting firm for fiscal year 2005.

3.     To transact such other business as may properly come before the meeting and all adjournments thereof.

          The Board of Directors has fixed the close of business on May 4, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 10, 2005. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, for a period of ten days prior to the Annual Meeting.

          Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                                                                                                           By Order of the Board of Directors

                                                                                                                           James R. Maronick
                                                                                                                           Secretary

April 27, 2005
Wheat Ridge, Colorado

PROXY STATEMENT

Annual Meeting of Shareholders

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Solitario Resources Corporation, a Colorado corporation ("Solitario" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday, June 23, 2005, and any adjournment or postponement of such meeting. The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

          The 2004 Annual Report (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling St. Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2004 (the "2004 10-K"), without exhibits. A copy of any or all of the exhibits to the 2004 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

          Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors of Solitario (the "Board"). Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

          You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the meeting.

          The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

          Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Solitario's Common Stock and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Shares Outstanding

          The holders of Solitario's $.01 par value Common Stock (the "Common Stock"), at the close of business on May 4, 2005, the record date, are entitled to vote at the Annual Meeting. On April 15, 2005, there were 27,426,992 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. If a quorum is present at the meeting the five nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker non-votes will not be counted in the election. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

ELECTION OF DIRECTORS

          The Board currently consists of five Directors. The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors. The five nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. Solitario's current Directors and nominees for election as Directors are:
Name	Age
Mark E. Jones, III, Chairman	65

Mr. Jones has been Chairman of the Board since August 1993. Mr. Jones has also been a Director of Crown Resources Corporation ("Crown") since it commenced operations in February 1989. He was Chairman of the Board of Crown from February 1989 to June 2002 when he was appointed Vice-Chairman. He was President of Crown from September 1989 to November 1990. Prior to his association with Crown, Mr. Jones was a founding partner of Jones, Loyd & Webster, Inc., a Houston-based corporate finance and investment banking firm that specialized in oilfield equipment financing. Mr. Jones also serves as Chairman of Brazauro Resources, a gold exploration company based in Houston, Texas. Mr. Jones attended the University of Texas.

John Hainey	72

Mr. Hainey has been a director since 1999. He is an independent financial consultant and spent the last ten years, before his retirement, as a mining analyst in the Canadian investment industry with Dundee Securities Corporation (formerly Eagle & Partners), Yorkton Securities Inc., Loewen, Ondaatje, McCutcheon & Company and Canaccord Capital Corporation. Prior to 1988, Mr. Hainey spent over 30 years working in the mining industry, both in Canada and abroad, which covered engineering, operations, consulting and business development and included 17 years with BP Resources Canada Ltd. Mr. Hainey is a member of the Association of Professional Engineers of Ontario and Saskatchewan and of the Canadian Institute of Mining and Metallurgy. He is also a Chartered Engineer (U.K.) and a Fellow of the Institution of Mining and Metallurgy (U.K.). He holds an A.C.S.M. (Hons.) in Mining Engineering from the Camborne School of Mines in England.

Leonard Harris	77

Mr. Harris has been a director since June 1998.  Prior to his retirement from Newmont Mining Corporation, Mr. Harris gained over 50 years experience in the mining industry including serving as General Manager of Minera Yanacocha, South America's largest gold mine, and Vice President and General Manager of Newmont Latin America. Mr. Harris has over 20 years experience in managing mining operations in Latin America that include base metal and gold deposits, underground and open pit mines, gold and base metal processing plants and smelting and refining operations.  Mr. Harris currently serves on the boards of Corriente Resources, Inc., Canarc Resources Corp., Cardero Resources Corp., Endeavour Gold Corp., Sulliden Exploration Inc., Alamos Gold, Inc. and Veneroso & Associates.  He is a 1949 graduate metallurgist of The Mount Morgan School of Mines (Australia)

Daniel Leonard	68

Mr. Leonard has been a director since June 1999. Prior to his retirement in 1999, Mr. Leonard served as Senior Vice President of INVESCO, an international financial services firm, for 24 years where he managed funds including INVESCO's Strategic Growth Portfolio. Before joining INVESCO, Mr. Leonard was associated with Hanover Bank, Central Carolina Bank and Heritage Research Corporation. Mr. Leonard has a B.A. degree from Washington & Lee University and attended the New York University Graduate School of Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

          It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable.

Meetings of Board of Directors

          During the fiscal year ended December 31, 2004, there was one meeting of the Board. Each of the incumbent Directors attended the meeting of the Board held while they served as a Director and all meetings held by committees of the Board on which they served except Mr. Leonard missed two of the six audit committee meetings held during 2004. All of the references to meetings exclude actions taken by written consent Board members are not required to attend annual meetings of shareholders. Mr. Herald attended the annual meeting of shareholders held on June 25, 2004.

Nominating Committee

          We do not have a formal nominating committee or other committee performing similar functions. We operate in a specific segment of mining, exploration and geology, in which our current directors have extensive experience. The Board of Directors has determined that with the experience of the current directors and our limited resources, it is not in the Company's best interest to expend the resources or time and energy of the Board of Directors to form a formal nominating committee. If a qualified candidate for director comes to the attention of the Board of Directors, the entire board will consider such candidate for nomination and such candidate will be nominated for election as a director if such candidate is supported by a majority of the Board of Directors.

          Pursuant to Article II Section 11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any shareholder entitled to vote at such a meeting. The board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario Resources Corporation not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

          Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

          The Board of Directors may reject any shareholder nomination not timely made in accordance with the requirements of Article II Section 11 of Solitario's Bylaws. Furthermore, if the Board of Directors determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Article II Section 11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed 5 days from the date such deficiency notice is given to the shareholder, as the Board of Directors shall reasonably determine. If the deficiency is not cured within such time period, or if the Board of Directors reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Article II Section 11 of the Company's Bylaws in any material respect, then the Board of Directors may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board of Directors does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

Audit Committee

          The Audit Committee consists of Mr. Leonard, Mr. Harris and Mr. Hainey, each of whom is independent in accordance with the definition of the NYSE listing standards. The Board of Directors has determined that Mr. Leonard is an audit committee financial expert as defined by the SEC. The Audit Committee acts under a written charter adopted and approved by the Board of Directors a copy of which is attached to this Proxy statement. The Audit Committee reviews Solitario's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The audit committee met six times during the year ended December 31, 2004.

Audit Committee Report

          In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2004 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt"). The Audit Committee met with Ehrhardt, and discussed all issues deemed to be significant by Ehrhardt, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and Statement of Auditing Standard No. 61, as amended, ("Communications with Audit Committees") and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with Ehrhardt its independence from Solitario and its management, and has received the written disclosures and letter from Ehrhardt that stated it is independent of Solitario within the meaning of US securities laws.

          In reliance on the reviews and discussions outlined above, the Audit Committee has recommended to the Board that Solitario include the audited financial statements in its Annual Report under Form 10-K for the year ended December 31, 2004 for filing with the SEC.

               AUDIT COMMITTEE
               Daniel Leonard, Chairman
               Leonard Harris
               John Hainey

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires Solitario's Directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Solitario. Officers, Directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) forms they file. To Solitario's knowledge, based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the fiscal year ended December 31, 2004, the following failed to meet Section 16(a) filing requirements applicable to officers, Directors, and greater than ten percent beneficial owners. John Hainey filed one report on Form 4 late, covering three transactions and Mark Jones filed one report on Form 4 late, covering one transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Board does not have a compensation committee or other committee performing similar functions. However the full board reviews the efforts of its executive management and determines the number, if any, of options to be granted to executive management based upon its evaluation of executive managements' performance in the context of Solitario's peer group companies, its industry and available options for grant in Solitario's 1994 Stock Option Plan.

SHARHOLDER COMMUNICATIONS

          Solitario's Board of Directors does not provide a process for security holders to send communications to the Board of Directors. In the opinion of the board, this is appropriate for Solitario, given its very small size and the current close and informal relationship between each individual board member and Solitario's shareholders, management and employees. Currently, concerns of shareholders raised with Solitario management or employees are filtered and communicated to the Board of Directors as determined by the appropriate manager or employee. Creating a formal system to facilitate direct shareholder communication with board members would be cumbersome, officious and unnecessary based upon historical communications between shareholders and Solitario, the Board of Directors and individual board members.

EXECUTIVE OFFICERS

The following biographies describe the business experience of our executive officers:

          Christopher E. Herald    See Directors biographies above

          Walter H. Hunt (54) has been Vice President - Operations and President - South American Operations since June of 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt has also been Vice President - Operations of Crown since 1994. Mr. Hunt has over 20 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

          James R. Maronick (49) has served as Chief Financial Officer and Chief Financial Officer of Crown since June 1999 and served as Vice President - Finance and Secretary/Treasurer and Vice President - Finance and Secretary/Treasurer of Crown since September 1997. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Masters degree with highest honors from the University of Denver in 1986.

Code of Ethics

          Solitario adopted the Solitario Resources Corporation Code of Ethics for the Chief Executive Officer and Senior Financial Officer (the "Code of Ethics") on March 17, 2004. A copy of which is attached to this Proxy Statement at Appendix B and also may be found on our website at www.solitarioresources.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Resources, 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

MANAGEMENT AND EXECUTIVE COMPENSATION

          Solitario was incorporated as a wholly owned subsidiary of Crown Resource Corp. of Colorado, ("CRCC") which is a wholly owned subsidiary of Crown. Prior to July 26, 2004 CRCC owned 9,633,585 shares of our common stock or approximately 37.1%. On July 26, 2004, Crown completed a spin-off of its holdings of our shares to its shareholders, whereby each Crown shareholder received 0.2169 shares of our common stock for each Crown share they owned. As part of the spin-off, Crown retained 998,306 of our shares, of which it retains 950,013 shares as of April 15, 2005, for the benefit of Crown's warrant holders who will receive those shares when the warrant holders exercise their warrants. Crown has disclaimed any beneficial ownership interest in those retained shares. In addition Crown retained 93 of our shares, from fractional shares, which it intends to sell. After the disposition of our shares retained for warrant holders and fractional shares, Crown will no longer own any of our shares. Crown provides management and technical services to Solitario under a management agreement (the "Management Agreement") originally signed in 1994 and modified in April 1999, in December 2000 and July 2002. The modified agreement, which has a three year term, provides for reimbursement to Crown of direct out-of-pocket costs; payment of between twenty-five percent and seventy-five percent of executive and administrative salaries and benefits, rent, insurance and investor relations costs ("Administrative Costs") and payment of certain allocated indirect costs and expenses paid by Crown on our behalf. Crown has entered into a merger agreement with Kinross Gold Corporation and it is anticipated that the Management Agreement with Crown will terminate if the transaction, as contemplated by such merger agreement, is completed. The executive officers of Crown and Solitario historically have been the same individuals, and we have reimbursed Crown for our share of management costs through the Management Agreement discussed previously. Upon the completion of the merger between Crown and Kinross, it is expected that the Crown management team will resign their respective positions at Crown and will contract directly with Solitario on a full time basis.

Compensation

Compensation of Directors

          Other than options granted pursuant to the Solitario Resources Corporation's 1994 Stock Option Plan (the "Plan"), our Directors have not been compensated in their capacities as Directors. There were no options granted to Directors during the most recently completed fiscal year. The Plan had a ten-year term and as of December 31, 2004, the Plan has expired and no additional options may be granted under the Plan.

Executive Compensation

          Our current policy is that we do not directly pay cash compensation to our executive officers for their services to us. Our executive officers have been paid by Crown, whose subsidiary, CRCC is paid management fees by us pursuant to the Management Agreement between CRCC and us. Assuming the completion of the acquisition of Crown by Kinross, we anticipate that we will terminate the Management Agreement and offer our executive officers compensation packages similar to those currently in effect with Crown.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards Securities Underlying Options Granted (#)	Awards Restricted Shares or Restricted Share Units ($)	All LTIP Payouts ($)	All Other Compensation ($)
Christopher E. Herald, CEO	2004	NONE	NONE	NONE	NONE	NONE	NONE	NONE
	2003	NONE	NONE	NONE	185,000	NONE	NONE	NONE
	2002	NONE	NONE	NONE	160,000	NONE	NONE	NONE

Option Grants during the Most Recently Completed Fiscal Year

There were no stock options granted during the most recently completed fiscal year to our Chief Executive Officer.

Name	Securities underlying options granted (#)	% of total options granted to employees in fiscal year	Exercise or base price ($/security)	Expiration date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
					5%	10%
Christopher E. Herald, CEO	NONE	0%	N/A	N/a	N/A	N/A

Aggregated Option Exercises during the Most Recently Completed Fiscal and Fiscal Year-End Option Values

The following table sets forth details of all exercises of stock options during the year ended December 31, 2004 by our Chief Executive Officer and the financial year-end value of unexercised options on an aggregated basis.

Name	Securities Acquired on exercise (#)	Value realized(1) (Cdn$)	Number of Securities Underlying Unexercised options at fiscal year-end (#) Exercisable / Unexercisable	Value of unexercised in-the-money options at fiscal year-end(2) (Cdn$) Exercisable / Unexercisable
Christopher E. Herald	213,000	271,000	345,000/ 0	Cdn$339,000/ 0

(1) Value based upon the market price of Cdn$1.60 for 68,000 options exercised on June 3, 2004 and a market price of Cdn$1.76 for 145,000 options exercised on March 5, 2004.
(2) Value based on market price of Cdn$1.81 per share of Solitario Common Stock at December 31, 2004, less the exercise price.

Management Contracts

          We have no management contracts with any members of our executive management.

Indemnification of Directors

          Our Articles of Incorporation authorize our Board of Directors to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any Director of Solitario. The Board of Directors shall be entitled to determine the terms of such indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a Director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.

Involvement in Certain Legal Proceedings

          On March 8, 2002, Crown filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy") in the United States Bankruptcy Court for the District of Colorado (the "Court"). As part of the Bankruptcy, Crown filed a Plan of Reorganization with the Court which was confirmed by the Court on May 30, 2002 and became effective June 11,2002. Mr. Herald and Mr. Jones were officers and directors of Crown and Mr. Maronick and Mr. Hunt were officers of Crown prior to and since the filing of the Bankruptcy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          To our knowledge, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding common stock with the exception of Newmont Mining Corporation of Canada Limited ("Newmont") Sprott Securities, Inc. and Zoloto Investors, LP, which directly own 2,700,000, 3,871,000 and 1,424,716 shares respectively, representing 9.8 percent, 14.1 percent and 5.2 percent, respectively of our issued and outstanding common stock.

          The following table sets forth, as of April 15, 2005, the beneficial ownership of our outstanding common stock by each of shareholders owning more than five percent, our Directors, each named executive officer and all of our executive officers as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(8)
John Hainey, Director	220,000(4)	*
Leonard Harris, Director	256,000(3)	*
Christopher E. Herald, CEO and Director	742,762(1)	2.7%
Daniel Leonard, Director	150,000(4)	*
Mark E. Jones, III, Director	527,962(2)	1.9%
James R. Maronick, CFO	529,230(5)	1.9%
Walter H. Hunt, VP Operations	506,671(6)	1.8%
All directors and executive officers as a group	2,912,625(7)	9.5%
Sprott Securities, Inc Suite 3450 South Tower Royal Bank Plaza Toronto, ON M5J 2J2	3,871,000	14.1%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	9.8%
Zoloto Investors, LP 1000 Louisiana, Suite 1500 Houston, TX 77002	1,424,716	5.2%

*     Indicates holdings of less than 1%.
(1)     Includes 345,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(2)     Includes 305,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(3)     Includes 210,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(4)     Includes 150,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(5)     Includes 300,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(6)     Includes 270,000 shares that he has the right to acquire under options granted pursuant to the Plan.
(7)     Includes the right to acquire 1,730,000 shares under options granted pursuant to the Plan.
(8)     Percentage determined by the holder's shares plus the holder's options, if any, divided by the total outstanding shares plus the holder's options, if any.

Changes in Control

As of April 15, 2005 none of our non-affiliated holders, including Sprott Securities, Inc., Newmont Mining Corporation of Canada and Zoloto Investors, LP exercise any significant control over the Company.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,272,500	$0.68/Cdn$0.82(1)	-
Equity compensation plans not approved by security holders	-	-	-
Total all plans	2,272,500	$0.68/Cdn$0.82(1)	-

(1) Based upon the U.S. - Canadian dollar exchange rate on December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crown Resources Corporation

          On July 26, 2004, Crown completed a spin-off of its holdings of our shares to its shareholders, whereby each Crown shareholder received 0.2169 shares of our common stock for each Crown share they owned. As part of the spin-off, Crown retained 998,306 of our shares, of which it retains 950,013 shares as of April 15, 2005, for the benefit of Crown's warrant holders who will receive those shares when the warrant holders exercise their warrants. Crown has disclaimed any beneficial ownership interest in those retained shares. In addition Crown retained 93 of our shares, from fractional shares, which it intends to sell. After the disposition of our shares retained for warrant holders and fractional shares, Crown will no longer own any of our shares.

          As of April 15, 2005 we own 6,071,626 shares of Crown common stock or approximately 15.0% of the outstanding shares of Crown. These shares of Crown common stock have a fair market value at April 15, 2005 of $8,804,000.

Management and technical services agreement

          Crown provides management and technical services to us under a management and technical services agreement originally signed in April 1994 and modified in April 1999, December 2000 and July 2002. Under the modified agreement we reimburse Crown for direct out-of-pocket expenses; pay management fees of 25% of Crown's corporate administrative costs for executive and technical salaries benefits and expenses, 50% of Crown's corporate administrative costs for financial management and reporting salaries, benefits and expenses and 75% of Crown's corporate administrative costs for investor relations salaries, benefits and expenses. These allocations are based upon estimated time and expenses spent by Crown management and employees on Crown activities and our activities. Management believes these allocations are reasonable and the allocations are periodically reviewed by management and approved by our independent Board members and by Crown's independent Board members. Management service fees are billed monthly, due on receipt and are generally paid within thirty days. Management service fees paid to Crown were $390,000 for 2004, $351,000, for 2003 and $499,000 for 2002. We anticipate the management and technical services agreement will be terminated if Crown's pending Merger with Kinross is completed.

Stockholder and Voting Agreement

          As of April 15, 2005 we own 6,071,626 of Crown. We have entered into a stockholder and voting agreement with Kinross, along with several Crown directors, Crown executive officers and entities affiliated with these directors and officers (collectively the "Signatories"), pursuant to which the Signatories agreed, among other things, to convert any Senior Notes held by them to common shares prior to the record date for the special meeting, to vote, or cause to be voted, all of the shares of Crown common stock owned by them, as set forth in the stockholder and voting agreement, as well as all shares of Crown common stock acquired by them, as set forth in the stockholder and voting agreement, in favor of the approval of the plan of merger, and against the acquisition of Crown by any person other than Kinross. As of April 15, 2005, 14,891,278 shares of Crown common stock were subject to the stockholder and voting agreement, representing approximately 36.8% of the outstanding shares of Crown common stock entitled to vote at a meeting regarding the acquisition of Crown by Kinross. Additionally, as of April 15, 2005 the Signatories hold warrants for 5,714,286 Crown shares, which could be exercised prior to the record date for the shareholders' meeting, for a total of 20,605,564 shares, which would represent 42.7% of the then outstanding shares.

          We entered into a Voting Agreement dated as of April 15, 2002 among Zoloto Investors, LP ("Zoloto") and Crown. Zoloto and we are both shareholders of Crown (the "Signing Shareholders"). Pursuant to the Voting Agreement, Zoloto and we agreed that we will each vote our owned shares during the term of the Voting Agreement for the election of three designees of Zoloto and one designee of Solitario (the "Designee Directors") to the Board of Directors of Crown. The Signing Shareholders agreed that any shares received by either Signing Shareholder would be subject to the Voting Agreement during its term and any successor, assignee or transferee of shares from either Signing Shareholder would be subject to the terms of the Voting Agreement during its term. The Voting Agreement terminates on the third anniversary from the date of the first annual meeting of shareholders after the date of the Voting Agreement. As of April 15, 2005, the Signing Shareholders collectively held 12,695,186 shares or approximately 31.3% of the outstanding shares of Crown. Additionally, as of April 15, 2005 the Signatories hold warrants for 5,714,286 Crown shares, which could be exercised prior to the record date for the shareholders' meeting, for a total of 18,409,472 shares, which would represent 38.1% of the then outstanding shares.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Change in Registrant's Certifying Accountant.

          On September 1, 2004, Deloitte and Touche, LLP ("Deloitte") advised Solitario that it was resigning as the independent registered public accounting firm of Solitario effective immediately. On October 5, 2004, Solitario engaged Ehrhardt Keefe Steiner & Hottman PC as its new independent registered public accounting firm.

          Deloitte's audit reports on Solitario's consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's most recent audit report on Solitario's financial statements contained explanatory paragraphs relating to Solitario's adoption of Statement of Financial Accounting Standards No. 142 in 2003 and to the restatement of Solitario's financial statements for the years ended 2002 and 2001.

          During the Solitario's last two fiscal years and subsequent interim periods to September 1, 2004, there were no disagreements between Solitario and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

          Deloitte advised management that the conditions that gave rise to the restatement of the 2002 and 2001 financial statements were deemed material weaknesses in internal controls. The weaknesses were the failure to evaluate, interpret and apply new and existing accounting principles generally accepted in the United State of America ("GAAP") in our financial statements and disclosures. This resulted in the classification of certain mineral rights as tangible assets rather than as intangible assets for accounting purposes, the capitalization of certain exploration expenses, and the classification of our investment in Crown warrants as marketable equity securities available for sale rather than as derivative instruments. Deloitte further advised Solitario that it believes that these material weaknesses constituted a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          Solitario provided to Deloitte a copy of the disclosures set forth above and requested Deloitte to furnish a letter addressed to the U.S. Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements made by Solitario and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated September 08, 2004, addressed to the SEC regarding these disclosures was attached as Exhibit 16.1 to Solitario's Form 8-K filed with the SEC on September 8, 2004.

Audit Fees

          The following table summarizes the aggregate fees billed to Solitario by Ehrhardt Keefe Steiner & Hottman PC for the fiscal year ended December 31, 2004 and Deloitte and Touche, LLP for the fiscal year ended December 31, 2003.

Audit Fees (1) Audit related fees (2) Tax fees All other fees Total	2004 $45,000 - - - $45,000	2003 $85,000 - - - $85,000

(1)     Fees billed for audit services in 2004 and 2003 consisted of:
                    Audit of our annual financial statements.
                    Reviews of our quarterly financial statements.
                    Consent and other services related to Securities and Exchange Commission filings.
(2)     There were no other fees billed during 2004 or 2003.

          On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Our shareholders are asked to ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm and to continue as such for fiscal 2005. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting of Shareholders to make a statement and to respond to appropriate questions.

PROPOSALS OF SHAREHOLDERS

          Shareholder proposals intended to be included in Solitario's Proxy Statement for the 2006 Annual Meeting of Shareholders must be received by Solitario prior to January 11, 2006 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2006 annual meeting. If the date of next year's annual meeting is changed by more than 30 days from June 28, 2006, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2006 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2006 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2006 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretion authority granted by the proxies to be solicited on behalf of the Board in connection with the 2006 annual meeting.

          Under Solitario's Bylaws, shareholders seeking to propose business to be conducted at the 2006 Annual Meeting must give written notice to the Corporate Secretary of Solitario not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2006 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board. No shareholder proposals for the 2005 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

OTHER BUSINESS

          Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

By Order of the Board of Directors
James R. Maronick
Secretary

April 27, 2005
Wheat Ridge, Colorado

Appendix A
SOLITARIO RESOURCES CORPORATION
Charter of the Audit Committee

Purpose:

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Solitario Resources Corporation, a Colorado corporation (the "Company") shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of the significant financial matters which require the Board's attention.

Composition:

Except as discussed herein, the Committee shall be comprised of two or more "independent" members (as herein defined) of the Board, each of whom is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities. A member of the Board is independent only if he or she has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

Functions and Authority:

The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

1.     To recommend annually to the full Board the firm of certified public accountants to be employed by the company as its independent auditors for the ensuing year.

2.     To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company.

3.     To annually review and approve in advance, the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

4.     To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors.

5.     To have the familiarity with the accounting and reporting principals and practices applied by the Company in preparing its financial statements.

6.     To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures.

7.     To provide a report in the Company's annual meeting proxy statement and the Company's Annual Report stating whether the Committee has complied with its responsibilities under the Charter, including whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

8.     To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner.

9.     To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information.

10.     To review the Company's balance sheet, profit and loss statements and statements of cash flows and stockholders' equity for each interim, and any changes in accounting policy that have occurred during the interim period prior to filing its interim quarterly report.

11.     To consult with the independent auditors and discuss with Company Management the scope and quality of internal accounting and financial reporting controls in effect.

12.     To disclose in the Company's annual meeting proxy statement whether the Committee has a written charter, and to file the Committee's Charter every three years in the Company's annual meeting proxy statement.

13.     To review and update the Committee's Charter annually.

14.     To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Meetings and Procedural Matters:

The Committee will hold at least quarterly regular meetings per year and additional meetings as the Chairman or Committee deems appropriate. The Committee will meet at such time as shall be determined by its Chairperson, or upon the request of any two of its members. The agenda of each meeting will be prepared by the Secretary of the Committee and, whenever reasonably practicable circulated to each member prior to the meeting date. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for portions of the meeting where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

One-third of the members, but not less than two (2) members, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairperson will preside, when present, at all meetings of the Committee. The Committee may meet by telephone or a video conference and may take action by written consent. Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

Appendix B
SOLITARIO RESOURCES CORPORATION

Code of Ethics for the Chief Executive Officer and Senior Financial Officer

Solitario Resources Corporation and its affiliates (the "Company") have adopted this Code of Ethics for the Chief Executive Officer and Senior Financial Officer (the "Code of Ethics"), which apply to its Chief Executive Officer (the "CEO") and its Chief Financial Officer (the "CFO"). Because the equity shares of the Company are publicly traded, and to ensure full, fair, timely and understandable disclosure in the Company's periodic reports filed with the United States Securities and Exchange Commission (the "SEC"), the CEO and CFO are held to ethical standards, which are in addition to any code of business ethics the Company has or may adopt for its employees. These standards are described below:

1.     The CEO and CFO are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports that are required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and CFO to promptly bring to the attention of the Audit Committee of the Company's Board of Directors (the "Audit Committee") any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities.

2.     The CEO and the CFO shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

3.     The CEO and the CFO shall promptly bring to the attention of the Company's general counsel (the "General Counsel") or the CEO and to the Audit Committee any information he or she may have concerning any violation of this Code of Ethics or any other code of ethics that the Company has or may adopt by any member of management or other employees who have a significant role in the Company's financial reporting, disclosure or internal controls.

4.     The CEO and the CFO shall promptly bring to the attention of the General Counsel or the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws or regulations applicable to the Company and the operation of its business, by the Company or any agent therefore, or of violation of this Code of Ethics or any other code of ethics the Company has or may adopt.

5.     The CEO and the CFO shall promptly bring to the attention of the General Counsel or the CEO and the Audit Committee any material transaction or relationship that arises and of which he or she becomes aware that reasonably could be expected to give rise to an actual or apparent conflict of interest between a director or senior officer of the Company, on the one hand, and the Company on the other.

6.     The CEO and CFO shall carefully review a draft of each periodic report for accuracy and completeness before it is filed with the SEC.

7.     The CEO and CFO shall establish appropriate systems to ensure that business transactions are recorded on the Company's books in accordance with Generally Accepted Accounting Principles, established Company policies and appropriate regulatory pronouncements and guidelines.

8.     The CEO and CFO shall establish appropriate policies for the protection and retention of accounting records and information as required by applicable law, regulation or regulatory guidelines.

9.     The CEO and CFO shall establish and administer disclosure and financial accounting controls and procedures that are appropriate to ensure the integrity of the financial reporting process and the availability of timely, relevant information for the operation of the Company on a safe, sound and accurate basis.

10.     The CEO and CFO will consult with the Audit Committee to determine whether the Audit Committee has identified any weaknesses of concerns with respect to the Company's internal controls.

11.     The CEO and CFO will confirm whether the Company's independent auditors are aware of any material misstatements of omissions in the draft periodic reports, or have any concerns about management's discussion and analysis sections of the periodic reports.

12.     The Board of Directors shall determine, or designate appropriate persons, to determine, appropriate actions to be taken in the event of violations of the Code of Ethics. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or involves repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation of the proper course of action and whether or not the individual in question had committed other violations in the past. Such actions shall (i) be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics and any other code of ethics the Company has or may adopt and shall (ii) include written notices to the individual involved that the Board of Directors had determined that there has been a violation. The actions may include censure by the Board of Directors, demotion or reassignment of the individual involved, suspension with or without pay or benefits (as determined by the Board of Directors) or termination of the individual's employment.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SOLITARIO RESOURCES CORPORATION
For Annual Meeting of Shareholders to be held on June 23,2005

          The undersigned hereby appoints Christopher E. Herald and James R. Maronick, and each of them, with full power of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of Solitario Resources Corporation (the "Company"), to be held 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado on Thursday, June 23, 2005 at 10:00 a.m., Mountain Daylight Time, and at all adjournments or postponements thereof, and hereby authorizes them to represent and to vote all of the shares of Common Stock of the Company held by the undersigned as fully as the undersigned could do if personally present, upon the following matters.

          This proxy will be voted as directed by you. PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED, FOR APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN P.C, AS THE COMPANY'S AUDITORS AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE AS THE ABOVE NAMED PROXIES MAY DETERMINE.

          The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before its exercise.

          The shares of Common Stock represented by this Proxy will be voted or not voted on the matters set forth in accordance with the specifications indicated herein.

(IMPORTANT - TO BE SIGNED AND DATED BELOW;
PLEASE RETURN USING THE ENCLOSED ENVELOPE TO
Computershare, 100 University Ave., 9th Floor, Toronto, Ontario M5J 2Y1)

The Board of Directors recommends that shareholders vote in favor of Proposals 1 and 2.

1.  ELECTION OF DIRECTORS
Nominees:  Mark E. Jones, III, John Hainey, Leonard Harris, Christopher E. Herald, and Daniel B. Leonard
[   ] FOR (All nominees) Withhold authority to vote for any individual nominee by lining through or otherwise striking out the name of any nominee listed above.
[   ] WITHHOLD FOR ALL
2.  APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN P.C. AS THE
          COMPANY'S AUDITORS            [   ]FOR          [   ]AGAINST           [   ]ABSTAIN
3.  To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

If no specification is made with respect to the above matters, the shares of Common Stock of the undersigned will be voted FOR the election of these Directors, FOR the appointment of Ehrhardt Keefe Steiner & Hottman P.C, and either for or against such other matters as may properly come before the meeting or any adjournment or postponement thereof, as the above-named proxies may determine.

                                                                                                       Please sign exactly as your name appears hereon.                                                                                                        Where shares are held by joint tenants, both should                                                                                                        sign. When signing as attorney, executor,                                                                                                        administrator, trustee or guardian, please give full                                                                                                        title as such. If a corporation, lease sign in full                                                                                                        corporate name by President or other authorized                                                                                                        person.
                                                                                                              DATED                                                       ,2005

                                                                                                                                  (Signature)

                                                                                                                                  (Signature if held jointly)

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